EX-99.906CERT

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the College Retirement Equities Fund, do hereby certify, to such officer's knowledge, that:

        The annual report on Form N-CSR of the College Retirement Equities Fund (the "Funds") for the fiscal year ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated:   February 24, 2004            By:  /s/ Herbert M. Allison, Jr.
                                           -------------------------------------
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)
                                           College Retirement Equities Fund

Dated:   February 24, 2004            By:  /s/ Elizabeth A. Monrad
                                           -------------------------------------
                                           Elizabeth A. Monrad
                                           Executive Vice President
                                           (Principal Financial Officer)
                                           College Retirement Equities Fund